DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED PORTFOLIO:

CLASS B
DWS Core Fixed Income VIP

The Board of Trustees of DWS Variable Series II (the ”Trust”) has approved the combination (the ”Combination”) of the Class B shares of the portfolio of the Trust listed above (the ”Portfolio”) into the Class A shares of the Portfolio. Class A shares of the Portfolio do not have a Rule 12b-1 distribution fee or a recordkeeping fee, and thus have lower operating expenses than Class B shares of the Portfolio. The Combination is scheduled to become effective  on or about February 5, 2010 (the ”Effective Date”) for the Portfolio. As a result of the Combination, the Class B shares of the Portfolio outstanding on the Effective Date will be converted into Class A shares of the Portfolio. The number of Class A shares issued as a result of the Combination will be based on the relative net asset value per share of both Class A and Class B shares of the Portfolio as of the close of business on the Effective Date. The aggregate value of the Class B shares of the Portfolio held by a shareholder immediately before the Combination will be equal to the aggregate value of the newly issued Class A shares of the Portfolio held by that shareholder immediately after the Combination. Class B shares of the Portfolio will no longer be offered after the Combination.

Please Retain This Supplement for Future Reference

January 21, 2010 [DWS INVESTMENTS LOGO] VS-3630 Deutsche Bank Group